Supplement to
Fidelity's New York
Municipal Funds March 26, 2001
Prospectus

The following information replaces the information for Spartan New York Municipal Income Fund found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 14.

Spartan New York Municipal Income Fund seeks a high level of current income, exempt from federal and New York State and City income taxes. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes.

NYS-01-04 September 29, 2001
1.475779.109